UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 21, 2006

Hanmi Financial Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-30421 (Commission File Number)	95-4788120 (IRS Employer Identification No.)

3660 Wilshire Boulevard Los Angeles, California (Address of Principal Executive Offices)	90010 (Zip Code)
Registrant’s telephone number, including area code: (213) 382-2200

Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
As previously announced, on July 20, 2005, following a joint regular examination by the Federal Reserve Bank of San Francisco (“FRB”) and the California Department of Financial Institutions (“DFI”), Hanmi Bank (the “Bank”), the bank subsidiary of Hanmi Financial Corp., approved and signed an informal memorandum of understanding (“MOU”) in connection with certain deficiencies identified by the regulators relating to the Bank’s compliance with certain provisions of the Bank Secrecy Act and anti-money laundering regulations. Following a recent joint examination , the FRB and the DFI terminated the MOU. A press release relating to the termination of the MOU is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(d)	Press Release dated December 21, 2006 relating to termination of MOU

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2006	Hanmi Financial Corporation
	By:	/s/ Sung Won Sohn
Sung Won Sohn
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release, dated December 21, 2006 relating to termination of MOU